UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2024

Glatfelter Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704 885-2555

(N/A)
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2024, the board of directors (the “Board”) of Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter”), following approval by the Compensation Committee of the Board, approved 2024 long-term incentives for its senior executives and other employees eligible to participate in the 2024 program, which includes equity grants under the amended and restated Glatfelter Corporation 2022 Long-Term Incentive Plan (“Equity Incentive Plan”) and cash payments under a new one-time cash program.

The total award value of the 2024 long-term incentive awards will be composed of 75% equity grants and 25% cash program, to allow Glatfelter to preserve share pool availability under its Equity Incentive Plan. Under the cash program, 25% of each named executive officer’s 2024 long-term incentive award opportunity will be in the form of cash restoration payments awarded outside of the Equity Incentive Plan. The remaining 75% of each such officer’s award opportunity will be in the form of time-based restricted stock units granted under the Equity Incentive Plan. The cash restoration payments and time-based restricted stock units will vest on the same vesting schedule in three tranches, with one-third of the applicable award vesting on each of December 31, 2024, February 28, 2026 and February 28, 2027. Recipients must remain employed through each vesting date to receive the award, provided that recipients who are terminated without cause or for good reason after a change in control (including in the context of the proposed transaction with Berry Global Group, Inc.) will have partial vesting of their award, with the next tranche becoming vested on the date of termination as if the recipient remained employed through the next vesting date.

The following named executive officers will be eligible to receive the following awards under the 2024 program, which will be composed of a combination of cash payment and time-based restricted stock units described above:

Name	2024 Total Award Value
Thomas M. Fahnemann	$3,000,000
Ramesh Shettigar	$550,000
David C. Elder	$300,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

March 5, 2024	By:	/s/ Jill L. Urey
Name: Jill L. Urey
Title: Vice President, General Counsel & Compliance